Fees Summary	Jan. 28, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 42,057,561.43
Previously Paid Amount	0.00
Total Fee Amount	5,808.15
Total Offset Amount	0.00
Net Fee	$ 5,808.15